UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  Ocrober 4, 2007

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1165 Reynolds Road Charlotte, Michigan (Address of principal executive offices)	48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

          On October 11, 2007, John E. Sztykiel, president and CEO of Spartan Motors, Inc., will meet with institutional investors at the Oppenheimer Hidden Gems Investor Conference in Boston, Massachusetts.

          A copy of the presentation that Mr. Sztykiel will use at this conference is available for viewing at www.spartanmotors.com under the "webcast" section of the site.

          The information in this report (including the presentation materials on the company's website) is furnished pursuant to Item 7.01 and is not "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor is it incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

                    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPARTAN MOTORS, INC.

Date: October 4, 2007	By /s/ James W. Knapp
James W. Knapp Chief Financial Officer, Treasurer and Secretary